
                                                           CSW ENERGY
                                                LETTERS OF CREDIT AND GUARANTEES


                                         FEES  FEES     REFERENCE
PROJECT             *     AMOUNT         PD    PAYABLE  NUMBER      MATURITY  BENEFICIARY   OBLIGOR  PURPOSE        AUTHORITY

KVA Joint Venture   G     $5,600,000.00  N/A   N/A      N/A         N/A       Weyerhauser   CSW      Land Purchase  General

TOTAL                     $5,600,000.00
                          =============


*  G   - Guarantee
